                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement          [ ] Confidential, for Use of the
                                               Commission  Only [as permitted
                                               by Rule 14a-6(e)(2)]
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule
      14a-11(c) or Rule 14a-12

                         KRUPP GOVERNMENT INCOME TRUST
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1)  Title of each class of securities to which transaction applies:
      2)  Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):
      4)  Proposed maximum aggregate value of transaction:
      5)  Total fee paid:
[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)  Amount previously paid:
      2)  Form, Schedule or Registration Statement No.:
      3)  Filing Party:
      4)  Date Filed:

-------------------------------------------------------------------------------
                          KRUPP GOVERNMENT INCOME TRUST
                                       AND
                        KRUPP GOVERNMENT INCOME TRUST II
-------------------------------------------------------------------------------

                                                     March 31, 2000

Dear Valued Shareholder:

         You are cordially invited to attend the joint ANNUAL MEETING OF SHAREHOLDERS of Krupp Government Income Trust and of Krupp Government Income Trust II which meeting will be held on THURSDAY, MAY 11, 2000 AT 10:00 A.M., at the offices of each Trust located at ONE BEACON STREET, SUITE 1400, BOSTON, MASSACHUSETTS 02108.

         The proxy statement that accompanies this letter describes the matters which will be presented at the meeting: the election of trustees of each of GIT and GIT II.

         Whether or not you plan to attend the meeting in person it is important that your shares be voted at the meeting. THEREFORE, SHAREHOLDERS ARE URGED TO FILL IN, DATE AND SIGN THE ENCLOSED PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE.
Your vote is important, no matter how many shares you may own.

         Thank you for taking the time to review the enclosed materials.

                                              Very truly yours,

                                          /s/ Douglas Krupp

                                              Douglas Krupp
                                              President and Trustee of
                                              Krupp Government Income Trust and
                                              Krupp Government Income Trust II

                 ONE BEACON STREET, BOSTON, MASSACHUSETTS 02108
--------------------------------------------------------------------------------

                          KRUPP GOVERNMENT INCOME TRUST
                                       AND
                        KRUPP GOVERNMENT INCOME TRUST II
                          One Beacon Street, Suite 1400
                           Boston, Massachusetts 02108
           --------------------------------------------------------
                  Notice of Annual Meeting of Shareholders
                         To be Held on May 11, 2000
           --------------------------------------------------------

      TO THE SHAREHOLDERS OF KRUPP GOVERNMENT INCOME TRUST and KRUPP GOVERNMENT INCOME TRUST II:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Krupp Government Income Trust ("GIT") and Krupp Government Income Trust II ("GIT II")(each a "Trust" and together the "Trusts") will be held together on Thursday, May 11, 2000 at 10:00 a.m., at the offices of each of the Trusts located at One Beacon Street, Suite 1400, Boston, Massachusetts 02108, for the purpose of considering and acting upon the following matters, which are more fully described in the attached proxy statement:

      As to GIT:

         1. Election of Trustees for GIT.

      As to GIT II:

         1. Election of Trustees for GIT II.

      As to both Trusts:

         2. Such other business as may properly be brought before the meeting. The Board of Trustees of each of the respective Trusts at present knows of no other formal business to be brought before the meeting.

      Following the official business, there will be a review of the results of operations for 1999 and management will review each Trust's investments and discuss the future outlook of GIT and GIT II. The Trustees and the Advisor of each of the Trusts will be available for questions and discussion after the meeting.

      The Board of Trustees of each of GIT and GIT II has fixed March 17, 2000 as the record date for the determination of the shareholders who will be entitled to vote for the applicable Trust and receive notice of such meeting or any adjournment or adjournments thereof. A list of such shareholders will be open to the examination of such shareholders for any purpose germane to the Annual Meeting at the Annual Meeting and during ordinary business hours for a period of ten days prior to the Annual Meeting at the office of each of GIT and GIT II at One Beacon Street, Suite 1400, Boston, Massachusetts 02108.

                                     /s/ Scott d. Spelfogel

                                         Scott D. Spelfogel
                                         Clerk of Krupp Government Income Trust
                                         and Krupp Government Income Trust II
March 31, 2000

           --------------------------------------------------------

PLEASE FILL IN, DATE AND SIGN THE ACCOMPANYING PROXY, WHICH IS SOLICITED BY THE BOARD OF TRUSTEES OF THE APPLICABLE TRUST, AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE MEETING. YOUR PROMPT ATTENTION WILL AVOID THE NECESSITY OF THE TRUST RETAINING A PROXY SOLICITATION FIRM TO OBTAIN A QUORUM AT THE ANNUAL MEETING. THE ANTICIPATED COST OF ENGAGING SUCH A FIRM COULD EXCEED $50,000.

                      PROXY STATEMENT DATED MARCH 31, 2000

      This Proxy Statement is submitted to the Shareholders of Krupp Government Income Trust ("GIT") and Krupp Government Income Trust II ("GIT II") ( each a "Trust" and together the "Trusts") for solicitation of the accompanying proxy for use at the Annual Meeting of the Shareholders of each of GIT and GIT II to be held together for the purposes set forth in this Proxy Statement, at 10:00 a.m. on Thursday, May 11, 2000 at the offices of each of the Trusts located at One Beacon Street, Suite 1400, Boston, Massachusetts 02108, or any adjournment or adjournments thereof. Each of the Trusts has its principal executive offices at One Beacon Street, Suite 1400, Boston, Massachusetts 02108. This Proxy Statement, together with an Annual Report to Shareholders, will be mailed to Shareholders on or about March 31, 2000.

                              REVOCABILITY OF PROXY

      The proxy is revocable by the Shareholders at any time before it is voted by filing a later dated proxy, by filing a written notice of revocation with Scott D. Spelfogel, Clerk of the applicable Trust, or by voting at the Meeting. Unless so revoked, properly executed proxies will be voted, and where choices are indicated on the proxy, they will be voted as specified, and if no choices are indicated, the proxies will be voted in favor of the proposal on the proxy.

                         PERSONS MAKING THE SOLICITATION

      THE SOLICITATIONS ARE MADE BY THE BOARD OF TRUSTEES OF THE RESPECTIVE TRUSTS.

                                  SOLICITATION

      Solicitation of proxies is to be made by the use of the mails. In addition, representatives of the applicable Trust may, under instructions from the Board of Trustees and acting only for such Trust, solicit such proxies for the Board of Trustees of the applicable Trust by means of telephone or personal calls. Neither Trust currently intends to hire a proxy solicitation firm, but may do so in its discretion if necessary to obtain a quorum for the Annual Meeting. The anticipated cost of engaging such a firm could exceed $50,000. The applicable Trust will pay all expenses in connection with the solicitation of these proxies.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      Only Shareholders of the respective Trust of record at the close of business on March 17, 2000 will be entitled to vote at the Annual Meeting. On that date there were 15,053,135 shares of beneficial interest outstanding for GIT and 18,371,477 shares of beneficial interest outstanding for GIT II. Each share is entitled to one vote. The Shareholders do not have cumulative voting rights. As to each of the Trusts, the holders of a majority of the outstanding shares for such Trust represented in person or by proxy, constitutes a quorum at the Meeting, but if less than a quorum is present for either of the Trusts, the Trust with a quorum may proceed and a majority in interest of those present in connection with the other Trust may adjourn the Meeting as to such Trust. Both Trusts' Declarations of Trust require that elections be by a plurality. Proxy cards marked to indicate an abstention and broker non-votes (proxy cards returned unmarked as to a proposal by brokers) will be counted in determining the presence of a quorum but will have no effect on the election. There are no rights of appraisal or similar rights of dissenters with respect to the election of Trustees.

      There are no known beneficial owners of more than 5% of the shares of beneficial interest in either of the Trusts.

      The following table provides a summary of the beneficial ownership of shares of GIT, as of March 3, 2000, by (i) the Trustees of the Trust, (ii) the Chief Executive Officer of the Trust and (iii) all current Trustees and executive officers as a group.

             (1)                (2)                        (3)            (4)
                                                  AMOUNT AND NATURE OF  PERCENT
CLASS OF SECURITIES  NAME OF BENEFICIAL OWNER      BENEFICIAL INTEREST OF CLASS
------------------- -------------------------   -------------------------------
Shares              Douglas Krupp               10,000 Shares(1)           *
Shares              E. Robert Roskind           None                       *
Shares              Charles N. Goldberg         None                       *
Shares              Paul Finnegan               None                       *
Shares              All Trustees and            10,000  Shares(1)          *
                    Executive Officers
                    as a group (11 people)

(1) Mr. Krupp is a beneficial owner of the 10,000 shares held by Berkshire Mortgage Advisors Limited Partnership, the Advisor to GIT, by virtue of being a director of Berkshire Funding Corporation, the general partner of Berkshire Mortgage Advisors Limited Partnership.

  * The amount owned does not exceed one percent of the shares of beneficial interest of GIT outstanding as of March 3, 2000.

       The following table provides a summary of the beneficial ownership of shares of GIT II, as of March 3, 2000, by (i) the Trustees of the Trust, (ii) the Chief Executive Officer of the Trust and (iii) all current Trustees and executive officers as a group.

             (1)                (2)                       (3)             (4)
                                                 AMOUNT AND NATURE OF   PERCENT
CLASS OF SECURITIES  NAME OF BENEFICIAL OWNER     BENEFICIAL INTEREST  OF CLASS
------------------- -------------------------    --------------------- --------
Shares              Douglas Krupp                 10,000 Shares(1)         *
Shares              E. Robert Roskind             None                     *
Shares              Charles N. Goldberg           None                     *
Shares              Paul Finnegan                 None                     *
Shares              All Trustees and              10,000  Shares(1)        *
                    Executive Officers
                    as a group (11 people)

(1) Mr. Krupp is a beneficial owner of the 10,000 shares held by Berkshire Mortgage Advisors Limited Partnership, the Advisor to GIT II by virtue of being a director of Berkshire Funding Corporation, the general partner of Berkshire Mortgage Advisors Limited Partnership.

 * The amount owned does not exceed one percent of the shares of beneficial interest of GIT II outstanding as of March 3, 2000.

       No trustee, officer or affiliate of either of the Trusts is a party adverse to the applicable Trust or has a material interest adverse to GIT or GIT II in any material proceedings.

         A list of Shareholders as of the record date of each of the Trusts will be open to the examination of such Shareholders for any purpose germane to the Annual Meeting at the Annual Meeting and during ordinary business hours for a period of ten days prior to the Annual Meeting at One Beacon Street, Suite 1400, Boston, Massachusetts 02108.

                              ELECTION OF TRUSTEES

      Pursuant to each of the Trusts' Declarations of Trust, as amended, the Trustees are elected annually. The Trusts both currently have four Trustees, all of whom have been nominated for reelection in the case of both GIT and GIT II by the Board of Trustees. The election will be decided by a plurality vote.

      The following table sets forth the names and ages of each Trustee of each Trust and of the management nominees for election as a Trustee, their principal offices with the respective Trust, their term of office as a Trustee for the respective Trust and any periods during which they have served as such:

                            PRINCIPAL OFFICES         NO. OF YEARS         PRINCIPAL OFFICES       NO. OF YEARS AS
NAME AND AGE                    WITH GIT             AS GIT TRUSTEE           WITH GIT II          GIT II TRUSTEE
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
DOUGLAS KRUPP, 53         Chairman of the                   4            Chairman of the                  4
                          Board, President and                           Board,  President and
                          Trustee                                        Trustee
CHARLES N. GOLDBERG, 58   Trustee*                         10            Trustee*                         8
E. ROBERT ROSKIND, 55     Trustee*                         10            Trustee*                         8
J. PAUL FINNEGAN, 75      Trustee*                         10            Trustee*                         8

* Independent Trustees

      Douglas Krupp co-founded and serves as Co-Chairman and Chief Executive Officer of The Berkshire Group, an integrated real estate financial services firm engaged in real estate acquisitions, property management, investment sponsorship, venture capital investing, mortgage banking, financial management, commercial laundry and linen services, and furniture manufacturing and sales. Mr. Krupp has held the position of Co-Chairman since The Berkshire Group was established as The Krupp Companies in 1969 and he has served as the Chief Executive Officer since 1992. Mr. Krupp serves as a member of the Board of Trustees at Brigham & Women's Hospital. He is a graduate of Bryant College where he received an honorary Doctor of Science in Business Administration in 1989 and was elected trustee in 1990.

      Charles N. Goldberg is of counsel to the law firm of Broocks, Baker & Lange, L.L.P., which position he has held since December of 1997. Prior to joining Broocks, Baker & Lange, L.L.P., Mr. Goldberg was a partner in the law firm of Hirsch & Westheimer from March of 1996 to December of 1997. Prior to Hirsch & Westheimer, he was the Managing Partner of Goldberg Brown, Attorneys at Law from 1980 to March of 1996. He received a B.B.A. degree and a J.D. degree from the University of Texas. He is a member of the State Bar of Texas and is admitted to practice before the U.S. Court of Appeals, Fifth Circuit and U.S. District Court, Southern District of Texas.

      E. Robert Roskind is the Chairman and Co-Chief Executive Officer of Lexington Corporate Properties, a self-administered REIT, the shares of which are listed on the NYSE. Mr. Roskind has served in this capacity since October of 1993. Mr. Roskind is also the Managing Partner of The LCP Group, a real estate investment firm based in New York, the predecessor of which he co-founded in 1974. He currently serves as Chairman of the Board of Trustees of Lexington Corporate Properties. He holds a B.A. degree from the University of Pennsylvania and a J.D. degree from Columbia Law School. He has been a member of the New York Bar since 1970.

      J. Paul Finnegan retired as a partner of Coopers & Lybrand in 1987. Since then, he has been engaged in business as a consultant, a director and arbitrator. Mr. Finnegan holds a B.A. degree from Harvard College, a J.D. degree from Boston College Law School and an ASA degree from Bentley College. Mr. Finnegan currently serves as a director at Scituate Federal Savings Bank. Mr. Finnegan is a Certified Public Accountant and an attorney.

                               EXECUTIVE OFFICERS

DOUGLAS KRUPP, age 53, is President, Chairman of the Board and a Trustee of both GIT and GIT II. He was elected May 2, 1996 as Chairman of the Board and Trustee to both GIT and GIT II and he was appointed President of both GIT and GIT II on October 8, 1997.

ROBERT BARROWS, age 42, is Treasurer of both GIT and GIT II. He was elected August 3, 1995 to both GIT and GIT II.

SCOTT D. SPELFOGEL, age 39, is Clerk of both GIT and GIT II. He was elected Assistant Clerk July 26, 1990 to GIT and November 7, 1991 to GIT II and he was elected Clerk on May 2, 1996 to both GIT and GIT II.

KRISTIN L. HICKS, age 33, is Assistant Clerk of both GIT and GIT II. She was elected May 20, 1998 to both GIT and GIT II.

      Information on Mr. Krupp appears above.

      Robert A. Barrows is the Treasurer of the Trusts and is Senior Vice President and Chief Financial Officer of Berkshire Mortgage Finance. Mr. Barrows has held several positions within The Berkshire Group since joining the company in 1983 and is currently responsible for accounting, financial reporting, treasury and management information systems for Berkshire Mortgage Finance. Prior to joining The Berkshire Group, he was an audit supervisor for Coopers & Lybrand L.L.P. in Boston, He received a B.S. degree from Boston College and is a Certified Public Accountant.

      Scott D. Spelfogel is the Clerk of the Trusts and is Senior Vice President and General Counsel to The Berkshire Group. Prior to 1997, he served as Vice President and Assistant General Counsel. Before joining the firm in November 1988, he was a litigator in private practice in Boston. He received a Bachelor of Science degree in Business Administration from Boston University, a Juris Doctor Degree from Syracuse University's College of Law, and a Master of Laws degree in Taxation from Boston University Law School. He is admitted to practice law in Massachusetts and New York, is a member of the American, Boston, Massachusetts and New York State bar associations and is a licensed real estate broker in Massachusetts.

      Kristin L. Hicks is the Assistant Clerk of the Trusts and is Vice President and Assistant General Counsel to The Berkshire Group. Prior to 1999, she served as Staff Attorney for The Berkshire Group beginning in September 1997, and prior to that position, she was the manager of the transfer department for Krupp Funds Group from May of 1992 through September of 1997. She received a B.A. degree from Northeastern University in 1989 and a J.D. degree from the Suffolk University Law School in 1995. She is admitted to practice law in Massachusetts and is a member of the American, Massachusetts and Boston bar associations.

      In addition, the following are deemed Executive Officers of the Trusts:

      George Krupp (age 55) is the Co-Founder and Co-Chairman of The Berkshire Group, an integrated real estate financial services firm engaged in real estate acquisitions, property management, investment sponsorship, venture capital investing, mortgage banking, financial management, commercial laundry and linen services, and furniture manufacturing and sales. Mr. Krupp has held the position of Co-Chairman since The Berkshire Group was established as The Krupp Companies in 1969. Mr. Krupp has been an instructor of history at the New Jewish High School in Waltham, Massachusetts since September of 1997. Mr. Krupp attended the University of Pennsylvania and Harvard University and holds a Master's Degree in History from Brown University.

      Peter F. Donovan (age 46) is Chief Executive Officer of Berkshire Mortgage Finance which position he has held since January of 1998 and in this capacity, he oversees the strategic growth plans of this commercial mortgage banking firm. Berkshire Mortgage Finance is the 16th largest servicer of commercial mortgage loans in the United States. Previously he served as President of Berkshire Mortgage Finance from January of 1993 to January of 1998 and in that capacity he directed the production, underwriting, servicing and asset management activities of the firm. Prior to that, he was Senior Vice President of Berkshire Mortgage Finance and was responsible for all participating mortgage originations. Before joining the firm in 1984, he was Second Vice President, Real Estate Finance for Continental Illinois National Bank & Trust, where he managed a $300 million construction loan portfolio of commercial properties. Mr. Donovan received a B.A. from Trinity College and an M.B.A. degree from Northwestern University.

      Ronald Halpern (age 58) is President and Chief Operating Officer of Berkshire Mortgage Finance. He has served in these positions since January of 1998 and as such, he is responsible for the overall operations of the Company. Prior to January of 1998, he was Executive Vice President, managing the underwriting, closing, portfolio management and servicing departments for Berkshire Mortgage Finance. Before joining the firm in 1987, he held senior management positions with the Department of Housing and Urban Development in Washington D.C. and several HUD regional offices. Mr. Halpern has over 30 years of experience in real estate finance. He is currently a member of the Advisory Council for Fannie Mae and Freddie Mac and was prior Chairman of the MBA Multifamily Housing Committee. He holds a B.A. degree from the University of the City of New York and J.D. degree from Brooklyn Law School.

      Carol J.C. Mills (age 50) is Senior Vice President for Loan Management of Berkshire Mortgage Finance and in this capacity, she is responsible for the Loan Servicing and Asset Management functions of the Boston, Bethesda and Seattle offices of Berkshire Mortgage Finance. She manages the estimated $7.2 billion portfolio of loans. Ms. Mills joined Berkshire in December 1997 as Vice President and was promoted to Senior Vice President in January 1999. From January 1989 through November 1997, Ms. Mills was Vice President of First Winthrop Corporation and Winthrop Financial Associates, in Cambridge, MA. Ms. Mills earned a B.A. degree from Mount Holyoke College and a Master of Architecture degree from Harvard University. Ms. Mills is a member of the Real Estate Finance Association, New England Women in Real Estate and the Mortgage Bankers Association.

      Each officer of each of the Trusts is elected annually by the applicable Board of Trustees for the ensuing year or until a successor is elected and qualified. George Krupp and Douglas Krupp are brothers; otherwise there are no family relationships amongst the Officers and Trustees of either Trust.

      Douglas Krupp, by virtue of indirect ownership interests in the Advisor, is deemed to have direct or indirect material interests in amounts paid to the Advisor by each Trust. GIT and GIT II also individually reimburse the Advisor and affiliates for certain expenses incurred by them in connection with the operation of the individual Trusts.

      Under the terms of the Advisory Service Agreements between GIT and the Advisor and GIT II and the Advisor, the Advisor and its affiliates are entitled to an Asset Management Fee equal to .75% per annum of the value of the respective Trust's actual and committed mortgage assets, payable quarterly.

      Amounts accrued or paid to (received from) the Advisor or its affiliates during the year ended December 31, 1999 were as follows:

                                                                          GIT                     GIT II
Asset Management Fee                                                   $1,104,431               $ 1,718,94
                                                                       ----------               ----------
Expense reimbursements                                                    220,657                  276,901
                                                                       ----------               ----------
Charged to operations                                                   1,325,088                1,995,843
Interest on additional loan received from The Seasons                    (173,218)                (443,282)
Interest on additional loan received from Windward Lakes                  (51,938)                     -0-
Participating interest income received from The Seasons                  (153,499)                (392,816)
                                                                       ----------               ----------
                                                                       $  946,433               $1,159,745
                                                                       ==========               ==========

      Neither Trust has an Audit Committee, Compensation Committee or Nominating Committee, nor is there any committee performing similar functions.

      The Board of Trustees of each Trust have regularly scheduled quarterly meetings and special meetings as required. During 1999, the Board of Trustees of GIT met 4 times and acted once by unanimous written consent and the Board of Trustees of GIT II met 4 times and acted once by unanimous written consent. No Trustee attended fewer than 75% of the total number of meetings of the Board of Trustees of the individual Trusts.

                 COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS

      During 1999 all of the Executive Officers of GIT and GIT II were employees of affiliates of the Advisor, which has been retained to manage the respective Trust's day-to-day affairs, subject to the applicable Board's control and supervision, for the fees and expense reimbursements described above. Employees of affiliates of the Advisor do not receive directly any remuneration from either of the Trusts, including options, stock appreciation rights, or rights under any long-term incentive plan. Such employees are compensated for their services relating to GIT and GIT II by the Advisor. No options or stock appreciation rights were exercised in 1999 or outstanding at the end of the fiscal year.

      Independent Trustees of each Trust are compensated at the rate of $25,000 per year for their services and receive reimbursement for their travel expenses. There were no other arrangements for either of the Trusts to compensate any Trustee during 1999.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Neither GIT nor GIT II had a Compensation Committee in 1999 and neither currently has such a committee, as no Executive Officers of GIT or GIT II received in 1999 or currently receive directly any remuneration from either of the Trusts. Neither of the Boards of Trustees of either of the Trusts conducted any deliberations concerning Executive Officer compensation in 1999.

      Since no Executive Officers of GIT or GIT II receive any remuneration directly from the respective Trust, the Boards of Trustees of both Trusts have not adopted any executive compensation policies, such as regarding the relationship of the applicable Trust's performance to executive compensation.

                              INDEPENDENT AUDITORS

      PricewaterhouseCoopers LLP has served as independent auditors to each Trust since their respective formation. The Board of Trustees of each Trust has approved the selection of PricewaterhouseCoopers LLP as auditors for 2000.

      A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement should he or she desire to do so.

      Each Trust's Declaration of Trust does not require that Shareholders approve the appointment of independent auditors.

                                  OTHER MATTERS

      The Board of Trustees of each Trust is not aware of any other formal matters to be presented at the meeting. Pursuant to the Declarations of Trust of GIT and GIT II no business other than that stated in this notice shall be transacted at the meeting without the unanimous consent of all the Shareholders entitled to vote at the meeting.

                                By order of the Board
                                of Trustees of Krupp Government Income Trust and Krupp Government Income Trust II

                            /s/ Scott d. Spelfogel

                                Scott D. Spelfogel
                                Clerk of Krupp Government Income
                                Trust and Krupp Government Income Trust II

                             SHAREHOLDERS' PROPOSALS

      If any Shareholder wishes to submit a proposal to be voted on at the 2001 Annual Meeting of Shareholders, the Shareholder must submit the Proposal to the applicable Trust on or before December 1, 2000.

                                    IMPORTANT

      PLEASE FILL IN, DATE AND SIGN THE ACCOMPANYING PROXY, WHICH IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST, AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE MEETING.

                     KRUPP GOVERNMENT INCOME TRUST PROXY

In completing and returning this proxy you will be voting in the election of Trustees. Please mark, sign, date, and return this proxy as soon as possible using the enclosed postage paid envelope. If the Trust has not received proxies representing a quorum (50.1% of outstanding shares) for the annual meeting immediately, the Trust may engage a proxy solicitation firm to obtain a quorum. THE ESTIMATED COST TO THE TRUST ENGAGING SUCH A FIRM COULD EXCEED $50,000.

A proxy with respect to shares held in the name of two or more persons shall be cast if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger.

                                                       Krupp
       Trust            Shares Held                  Account No.      P.I.N.
       -----            -----------                  -----------      ------

[                                          ]
[                                          ]    PLEASE SIGN AND DATE THIS
[                                          ]    PROXY CARD ON THE REVERSE SIDE
[                                          ]

The undersigned hereby appoints Douglas Krupp, Peter Donovan and Scott Spelfogel, and each of them, as proxies, with full power of substitution in each, to vote all the shares of beneficial interest of Krupp Government Income Trust of the Undersigned at the Annual Meeting of the Shareholders to be held Thursday, May 11, 2000 at 10:00 A.M. at the Trust's office on the 14th floor of One Beacon Street, Boston, Massachusetts 02108.

1. Election of Trustees:
   To vote for all the nominees listed below check box [ ]
                                      -or-
   To withhold authority to vote for all the nominees listed below check box [ ]
                                      -or-
   To vote for some, but not all of the nominees line through or strike out the names of those nominees you want to vote AGAINST in order to withhold authority,
   Douglas Krupp    E. Robert Roskind   Charles N. Goldberg   J. Paul Finnegan

2. Other Business:
   In their discretion, the proxies are authorized to vote upon such other business as may properly be brought before the meeting. The Board of Trustees presently knows of no other formal business to be brought before the meeting.

This proxy is solicited by the Board of Trustees and may be revoked prior to exercise. This proxy, when properly executed, will be voted as directed herein by the undersigned shareholder. In the absence of direction, this proxy will be voted for items 1 and 2.

Date _____________________  Signature of Shareholder __________________________

                            Signature of Shareholder __________________________

Important: Please sign exactly as name appears on front of proxy. Executors, Administrators, Guardians, Attorneys or any other representative should give full title. Corporate stockholders sign with full corporate name by a duly authorized officer. If a partnership, sign in partnership name by authorized person.